Real Estate Inventories And Impairment Loss On Real Estate Assets (Summary of Real Estate Inventories) (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011		Dec. 31, 2010
Inventories owned:
Land deposits		$ 26,939	[1]	$ 27,939	[1]
Land and land under development		267,348	[1]	298,677	[1]
Homes completed and under construction		90,824	[1]	114,592	[1]
Model homes		13,423	[1]	47,698	[1]
Total	369,146	398,534	[1]	488,906	[1]
Inventories not owned:
Other land options contracts		47,408	[2]	55,270	[2]
Total inventories not owned	$ 44,908	$ 47,408	[2]	$ 55,270	[2]

[1]	The Company temporarily suspended all development, sales and marketing activities at certain of its projects which were in various stages of development. Management of the Company concluded that this strategy was necessary under the prevailing market conditions at that time and would allow the Company to market the properties at some future time when market conditions may have improved. Certain of these projects were restarted in 2010 and 2011; and, as markets continue to improve, management continues to evaluate and analyze the marketplace to potentially activate temporarily suspended projects in 2012 and beyond. The Company has incurred costs related to these certain projects of $16.1 million as of December 31, 2011, of which $14.8 million is included in Land and land under development, $0.2 million is included in Homes completed and under construction and $1.1 million is included in Model homes. The Company may bring more of these projects to market in 2012.
[2]	Includes the consolidation of certain land banking arrangements which do not obligate the Company to complete the lot purchases, however, based on certain factors, the Company has determined it is economically compelled to purchase the land in the land banking arrangement. Amounts are net of deposits.